UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2013

CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	SHARES	VALUE
COMMON STOCKS - 95.3%
CONSUMER DISCRETIONARY - 15.3%
Auto Components - 1.5%
Autoliv Inc.	19,000	$1,660,410

Hotels, Restaurants & Leisure - 1.7%
Wynn Resorts Ltd.	11,860	1,873,998

Household Durables - 1.5%
Mohawk Industries Inc.	13,200	1,719,300	*

Leisure Equipment & Products - 1.8%
Polaris Industries Inc.	16,200	2,092,716

Specialty Retail - 8.8%
Advance Auto Parts Inc.	22,000	1,818,960
Hibbett Sports Inc.	34,000	1,909,100	*
Ross Stores Inc.	26,590	1,935,752
Signet Jewelers Ltd.	38,340	2,747,061
Tractor Supply Co.	24,740	1,661,786

Total Specialty Retail		10,072,659

TOTAL CONSUMER DISCRETIONARY		17,419,083

CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 1.8%
Casey’s General Stores Inc.	28,130	2,067,555

ENERGY - 7.4%
Energy Equipment & Services - 4.0%
Cameron International Corp.	35,000	2,042,950	*
Oil States International Inc.	23,870	2,469,590	*

Total Energy Equipment & Services		4,512,540

Oil, Gas & Consumable Fuels - 3.4%
Newfield Exploration Co.	72,810	1,992,810	*
Pioneer Natural Resources Co.	10,160	1,918,208

Total Oil, Gas & Consumable Fuels		3,911,018

TOTAL ENERGY		8,423,558

FINANCIALS - 16.9%
Capital Markets - 4.0%
Affiliated Managers Group Inc.	7,500	1,369,800	*
Greenhill & Co. Inc.	23,000	1,147,240
Lazard Ltd., Class A	57,970	2,088,079

Total Capital Markets		4,605,119

Commercial Banks - 4.6%
CIT Group Inc.	40,660	1,982,988	*
M&T Bank Corp.	14,000	1,566,880
Signature Bank	18,000	1,647,360	*

Total Commercial Banks		5,197,228

Consumer Finance - 1.6%
SLM Corp.	75,650	1,883,685

Insurance - 3.1%
Arch Capital Group Ltd.	31,000	1,678,030	*
Axis Capital Holdings Ltd.	42,650	1,847,172

Total Insurance		3,525,202

Real Estate Investment Trusts (REITs) - 3.6%
Alexandria Real Estate Equities Inc.	21,470	1,370,859
Highwoods Properties Inc.	25,560	902,524

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	SHARES	VALUE
Real Estate Investment Trusts (REITs) - 3.6% (continued)
Starwood Property Trust Inc.	77,000	$1,845,690

Total Real Estate Investment Trusts (REITs)		4,119,073

TOTAL FINANCIALS		19,330,307

HEALTH CARE - 14.8%
Biotechnology - 4.1%
ARIAD Pharmaceuticals Inc.	86,000	1,582,400	*
BioMarin Pharmaceutical Inc.	27,880	2,013,493	*
Onyx Pharmaceuticals Inc.	8,410	1,048,475	*

Total Biotechnology		4,644,368

Health Care Equipment & Supplies - 4.2%
Cooper Cos. Inc.	8,400	1,089,396
Teleflex Inc.	19,940	1,640,663
Zimmer Holdings Inc.	24,440	2,007,502

Total Health Care Equipment & Supplies		4,737,561

Health Care Providers & Services - 4.9%
AmerisourceBergen Corp.	26,000	1,588,600
Humana Inc.	17,000	1,586,610
Mednax Inc.	24,110	2,420,644	*

Total Health Care Providers & Services		5,595,854

Life Sciences Tools & Services - 1.6%
Agilent Technologies Inc.	36,190	1,854,738

TOTAL HEALTH CARE		16,832,521

INDUSTRIALS - 12.6%
Air Freight & Logistics - 0.8%
UTI Worldwide Inc.	62,380	942,562

Commercial Services & Supplies - 1.7%
Cintas Corp.	37,830	1,936,896

Electrical Equipment - 3.4%
EnerSys	37,630	2,281,507
Rockwell Automation Inc.	15,000	1,604,100

Total Electrical Equipment		3,885,607

Machinery - 3.8%
CNH Industrial NV	114,825	1,435,309
Joy Global Inc.	29,090	1,484,754
Lincoln Electric Holdings Inc.	21,470	1,430,331

Total Machinery		4,350,394

Professional Services - 1.7%
Towers Watson & Co., Class A Shares	17,870	1,911,375

Trading Companies & Distributors - 1.2%
MSC Industrial Direct Co. Inc., Class A Shares	17,190	1,398,406

TOTAL INDUSTRIALS		14,425,240

INFORMATION TECHNOLOGY - 17.8%
Computers & Peripherals - 3.4%
NetApp Inc.	47,930	2,042,777
Seagate Technology PLC	41,410	1,811,273

Total Computers & Peripherals		3,854,050

Electronic Equipment, Instruments & Components - 4.3%
CDW Corp.	72,000	1,643,760	*
FEI Co.	21,530	1,890,334
IPG Photonics Corp.	24,000	1,351,440

Total Electronic Equipment, Instruments & Components		4,885,534

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE MID CAP CORE PORTFOLIO

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY			SHARES	VALUE
IT Services - 3.0%
Alliance Data Systems Corp.			8,080	$1,708,678	*
Teradata Corp.			31,590	1,751,349	*

Total IT Services				3,460,027

Semiconductors & Semiconductor Equipment - 1.0%
Xilinx Inc.			24,000	1,124,640

Software - 6.1%
Amdocs Ltd.			58,880	2,157,363
Autodesk Inc.			28,220	1,161,818	*
Check Point Software Technologies Ltd.			36,450	2,061,612	*
Citrix Systems Inc.			22,500	1,588,725	*

Total Software				6,969,518

TOTAL INFORMATION TECHNOLOGY				20,293,769

MATERIALS - 5.9%
Chemicals - 2.7%
Methanex Corp.			28,630	1,467,860
Rockwood Holdings Inc.			25,000	1,672,500

Total Chemicals				3,140,360

Containers & Packaging - 3.2%
Crown Holdings Inc.			45,410	1,919,935	*
Owens-Illinois Inc.			56,840	1,706,337	*

Total Containers & Packaging				3,626,272

TOTAL MATERIALS				6,766,632

UTILITIES - 2.8%
Electric Utilities - 1.9%
Northeast Utilities			27,610	1,138,912
Portland General Electric Co.			36,000	1,016,280

Total Electric Utilities				2,155,192

Multi-Utilities - 0.9%
Wisconsin Energy Corp.			25,360	1,024,037

TOTAL UTILITIES				3,179,229

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $77,903,199)				108,737,894

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 6.2%
Repurchase Agreements - 6.2%
Interest in $1,450,000,000 joint tri-party repurchase agreement dated 9/30/13 with RBS Securities Inc.; Proceeds at maturity - $7,057,010; (Fully collateralized by various U.S. government obligations, 0.250% to 3.375% due 2/28/15 to 8/31/20; Market value - $7,198,141) (Cost - $7,057,000)	0.050%	10/1/13	$7,057,000	7,057,000

TOTAL INVESTMENTS - 101.5% (Cost - $84,960,199#)				115,794,894
Liabilities in Excess of Other Assets - (1.5)%				(1,673,138)

TOTAL NET ASSETS - 100.0%				$114,121,756

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Variable Mid Cap Core Portfolio (formerly Legg Mason ClearBridge Variable Mid Cap Core Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Notes to Schedule of Investments (unaudited) (continued)

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks†	$108,737,894	—	—	$108,737,894
Short-term investments†	—	$7,057,000	—	7,057,000

Total investments	$108,737,894	$7,057,000	—	$115,794,894

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if

Notes to Schedule of Investments (unaudited) (continued)

the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Portfolio under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2013, the Portfolio did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$32,303,015
Gross unrealized depreciation	(1,468,320)

Net unrealized appreciation	$30,834,695

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2013, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding as December 31, 2012	—	—
Options written	63	$17,525
Options closed	—	—
Options exercised	(63)	(17,525)
Options expired	—	—

Written options, outstanding as of September 30, 2013	—	—

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At September 30, 2013, the Portfolio did not have any derivative instruments outstanding.

During the period ended September 30, 2013, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Written options†	$4,049

†	At September 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013